UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
June 10, 2019
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Slack Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38926 (Commission File Number)	26-4400325 (I.R.S. Employer Identification Number)
500 Howard Street
San Francisco, California 94105
(Address of principal executive offices and zip code)
(855) 980-5920
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WORK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On June 10, 2019, Slack Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended April 30, 2019 and its financial outlook for the second quarter ending July 31, 2019 and the fiscal year ending January 31, 2020. The Company will hold a prerecorded conference call to discuss its results and outlook on June 10, 2019. A copy of the press release is attached as Exhibit 99.1 and a copy of the transcript of the call is attached as Exhibit 99.2.
The information furnished under this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated June 10, 2019, issued by Slack Technologies, Inc.
99.2	Transcript of earnings call, held June 10, 2019, by Slack Technologies, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019	Slack Technologies, Inc.

	By:	/s/ Allen Shim
	Name:	Allen Shim
	Title:	Chief Financial Officer